UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2011

Farmers National Banc Corp.
(Exact name of registrant as specified in its charter)

Ohio	0-12055	34-1371693
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield Ohio	44406-05555
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 533-3341

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 8, 2011, Joseph D. Lane, a director of Farmers National Banc Corp. (the “Company”) and a member of the Board Loan and Corporate Governance and Nominating Committees, notified the Board of Directors of his intent to retire at the conclusion of his term as director at the 2011 Annual Meeting of Shareholders. The resignation of Mr. Lane does not involve any disagreements with the Company on any matter relating to its operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By: /s/ Carl D. Culp
Carl D. Culp
Executive Vice President, Chief
Financial Officer and Treasurer

Date: February 11, 2011